FINANCIAL AND CAPITAL RISK MANAGEMENT - Gearing ratio (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Gearing ratio
Total liabilities (excluding deferred tax liabilities, income tax payable and deferred government grants)	¥ 117,492,000		¥ 121,816,774
Less: Restricted cash, time deposits and cash and cash equivalents	19,177,992		10,727,514
Net debt	98,314,008		111,089,260
Total equity	72,783,497	$ 11,421,319	71,305,164	¥ 70,852,855	¥ 67,699,521
Add: net debt	98,314,008		111,089,260
Non-controlling interests	15,518,810	$ 2,435,240	16,855,847
Total capital attributable to owners of the parent	¥ 155,578,695		¥ 165,538,577
Gearing ratio	63.00%	63.00%	67.00%